NEITHER THE NOTE NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION
THEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED IN THE NOTE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.

                             SUBSCRIPTION AGREEMENT

This Subscription Agreement ("Agreement"), made as of ___________________, 1997 and effective as set forth herein, by (i) the undersigned subscriber ("Subscriber"), on the one hand, and (ii) EA Industries, Inc., a New Jersey corporation ("EA", "Seller ", or the "Company") and Tanon Manufacturing, Inc. ("Tanon"), on the other hand, will confirm the complete understanding and agreement among the parties with respect to the following.

1. Purchase, Sale and Delivery of Notes.

      (a) Upon the terms and conditions herein set forth, and on the basis of the respective representations herein contained, Subscriber hereby subscribes for and agrees to purchase from the Seller, 10% Series A Convertible Notes ("Notes") of Seller in the form of, and containing the terms set forth in, Exhibit "A" attached hereto. The principal amount of the Notes subscribed for by Subscriber, the purchase price to be paid by Subscriber ("Purchase Price") are set forth in Schedule 1 annexed hereto (the "Schedule") (Notes and shares of Common Stock of Tanon or Seller ("Shares") which are issued or issuable upon conversion of the Notes, are sometimes hereinafter collectively referred to as "Securities").

      (b) The Subscriber shall pay the Purchase Price by wire transfer to EA Industries, Account No. 2 492 056, Mellon Bank, ABA # 031000047, Bank Location:
1735 Market Street, Philadelphia, Pa. 19103. In addition, the Subscriber should return two executed, completed copies of this Subscription Agreement promptly to EA Industries, Inc., 441 North Fifth Street, Philadelphia, Pa. 19123, Attention:
Stanley O. Jester.

      The Company expects to hold an initial closing (the "Initial Closing") promptly after it accepts subscriptions to purchase Notes aggregating $500,000, and may hold one or more additional closings thereafter (each, a "Subsequent Closing" and, collectively with the Initial Closing, the "Closings") until the earlier of (i) February 28, 1997 (the "Termination Date") or (ii) the date on which the Company has accepted subscriptions to purchase an aggregate of up to $6,000,000 principal amount of Notes. The Company reserves the right to extend the Termination Date by thirty days in its sole discretion. Subject to the Company's acceptance of this subscription, in whole or in part, the Company shall issue all or some Notes subscribed for hereby, as the case may be (such Notes which the Company shall have accepted subscriptions for, the "Subject Notes"). At any Closing with respect to the Subject Notes, the Company shall issue to the Subscriber the Notes, dated the closing date, and deliver to the Subscriber a fully executed copy of this Subscription Agreement. If the Company does not accept this subscription, in whole or in part, it will to refund to the Subscriber, without deduction therefrom or interest thereon, any subscription payment received from the Subscriber for Notes other than the Subject Notes.

      (c) The Subscriber understands that the proceeds will be used for working capital purposes of Seller and/or Tanon.

      (d) Upon Closing, Certificates in the form of Exhibit "A" evidencing the Notes shall be delivered by the Seller to the Subscriber.

2. Representations and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Seller and Tanon as follows:

      (a) Subscriber has full power and lawful authority to execute and deliver this Agreement and to purchase the Notes in accordance with the terms hereof and this Agreement constitutes the legally valid and binding agreement of Subscriber;

      (b) The execution and delivery of this Agreement and the consummation of the sale of the Notes and the transactions contemplated hereby do not and will not conflict with or result in the breach by Subscriber of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Subscriber is a party or by which Subscriber or any of the Subscriber's properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over any of Subscriber's properties or assets;

      (c) Subscriber has made its own investigation of EA and Tanon and their business prospects and of the risks associated with an investment in Tanon's and Seller's Securities and has received, read and understands the information contained in the Exhibit "B" attached hereto consisting of (i) the 1995 Annual Report of EA, (ii) Form 10-Q of EA for the period ended March 30, 1996,
(iii) Form 10-Q of EA for the period ended June 29, 1996, (iv) Form 10-QA of EA for the period ended September 28, 1996, (v) Amendment No. 1 to Form S-3 Registration Statement of EA, Registration No. 333-12691, and (vi) Proxy Statement of EA dated April 29, 1996 (the "SEC Filings") and acknowledges that no representation or warranty with respect to Tanon's or Seller's business prospects has been made in this Agreement by or on behalf of EA or Seller. Tanon and the Seller strongly advise you to review their business, properties and affairs before entering into this Subscription Agreement or buying the Subject Notes.

      (d) Subscriber is acquiring the Notes for his own account, for investment only, and not with a view toward resale or distribution in a manner that would require registration under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and that he will not sell or otherwise transfer the Notes or the underlying Shares, except in compliance with state and federal law;

      (e) Subscriber has, either alone or together with his Purchaser Representative, if any, such knowledge and experience in financial and business matters that he (or they) is (are) capable of evaluating the merits and risks of his investment in the Securities;

      (f) Subscriber is able to bear the economic risk of losing his entire investment in the Securities;

      (g) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his net worth and current and foreseeable needs, and his investment in the Securities will not cause such overall commitment to become excessive;

      (h) That (i) if a natural person, Subscriber is at least twenty-one (21) years of age, (ii) he has adequate means of providing for his current and foreseeable needs and personal contingencies, (iii) he is aware that no market exists or may exist for the resale of the Notes or the underlying Shares and he has no need for liquidity in his investment in the Notes or the underlying Shares, (iv) he maintains his domicile (and is not a transient or temporary resident) at the address shown on the Schedule, (v) all of his investments in and commitments to non-liquid investments are, and after his purchase of the Notes and the underlying Shares will be, reasonable in relation to the undersigned's net worth and current and foreseeable needs and (vi) the personal financial information provided by the undersigned accurately reflects his financial condition, with respect to which he does not anticipate any material adverse changes;

      (i) Subscriber agrees and understands that Seller shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, at any time prior to Closing or the Termination Date, or to allocate to him only part of the Notes for which he has subscribed. Seller will notify him whether this subscription is accepted or rejected. In the event his subscription is rejected, his payment will be returned to him, without interest, and all of his obligations hereunder shall terminate;

      (j) Subscriber agrees, acknowledges and understands that neither the Notes nor the underlying Shares have been registered under the Securities Act of 1933, as amended, or the securities law of any state and, as the result thereof, is subject to substantial restrictions on transfer, which restrictions are described herein;

      (k) Subscriber agrees and understands that he will not sell or otherwise transfer any Securities or any interest therein except pursuant to an effective registration statement under the Securities Act and applicable state law or unless the Subscriber provides Seller with an opinion of counsel which is reasonably satisfactory to counsel for Seller (both as to the issuer of the opinion and the form and substance thereof) that the transfer of Security:
(i) may be effected without registration under the Securities Act, and (ii) does not cause the violation of any state securities law (including any investment suitability standards) applicable to Seller.

      (l) Subscriber may be precluded from selling or otherwise transferring or disposing of any Securities, or any portion thereof for an indefinite period of time or at any particular time and may, therefore, have to bear the economic risk of investment in the Securities for an indefinite period;

      (m) Subscriber understands that an investment in Tanon or Seller involves certain risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Notes and the underlying Shares upon conversion;

      (n) Subscriber understands that no federal or state agency has approved or disapproved the Notes or the underlying Shares upon conversion, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Notes or the underlying Shares upon conversion for investment;

      (o) Subscriber acknowledges that Seller has made available to him and his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, Seller concerning the terms and conditions of the offering and to obtain any additional information, to the extent that Seller or any officer thereof possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision;

      (p) Subscriber acknowledges that, if he has used the services of a Purchaser Representative in connection with his investment in Seller, his Purchaser Representative has disclosed, by submitting to him a Purchaser Representative's Letter, in the form given to him by Seller, any material relationship between such Purchaser Representative or his affiliates and Seller and its affiliates, which now exists or mutually is understood to be contemplated or which has existed at any time during the previous two (2) years, and further setting forth any compensation received or to be received as a result of such relationship;

      (q) SUBSCRIBER ACKNOWLEDGES THAT HE UNDERSTANDS THAT IF HE IS A PENNSYLVANIA RESIDENT, HE HAS THE RIGHT TO CANCEL AND WITHDRAW THIS SUBSCRIPTION AGREEMENT AND HIS PURCHASE OF NOTES WITHOUT INCURRING ANY LIABILITY TO SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, UPON WRITTEN NOTICE TO SELLER GIVEN WITHIN TWO BUSINESS DAYS FOLLOWING THE DATE OF RECEIPT BY SELLER OF HIS WRITTEN BINDING CONTRACT FOR THE PURCHASE OF THE NOTES, OR IF THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE FOR THE NOTES, TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE NOTES BEING OFFERED. UPON SUCH CANCELLATION OR WITHDRAWAL, HE WILL HAVE NO OBLIGATION OR DUTY UNDER THIS SUBSCRIPTION AGREEMENT TO SELLER, OR TO ANY OTHER PERSON AND WILL BE ENTITLED TO THE FULL RETURN OF ALL MONIES PAID BY HIM PURSUANT TO THIS SUBSCRIPTION AGREEMENT. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THAT ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY TELEGRAPH OR CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE OR OTHER TRANSMITTAL FEES PAID, AND SHOULD BE SENT AND POSTMARKED BY THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THAT IF HE MAKES HIS REQUEST TO WITHDRAW ORALLY, HE SHOULD ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED;

      (r) SUBSCRIBER ACKNOWLEDGES AND AGREES THAT IF HE IS A PENNSYLVANIA RESIDENT, HE MAY NOT RESELL ANY OF THE NOTES OR UNDERLYING SHARES UPON CONVERSION FOR A PERIOD OF 12 MONTHS FROM AND AFTER THE DATE OF PURCHASE, EXCEPT IN ACCORDANCE WITH REGULATION SECTION 204.011 PROMULGATED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972;

      (s) SUBSCRIBER ACKNOWLEDGES THAT IF HE IS A NEW YORK RESIDENT, NEITHER THIS SUBSCRIPTION AGREEMENT NOR ANY OTHER OFFERING MATERIAL HAS BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE AND THAT THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING;

      (t) SUBSCRIBER ACKNOWLEDGES THAT IF HE IS A NEW JERSEY RESIDENT, NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY NOR THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY HAS PASSED ON OR ENDORSED THE MERITS OF THE NOTES OR THE OFFERING THEREOF. THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN FILED WITH OR OTHERWISE APPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY:

      (u) Subscriber is an "Accredited Investor" as such term is defined in
Section 2(15) of the Securities Act of 1933 (the "Act") and Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act. Specifically, the Subscriber is (check appropriate items:

___________(i) A bank defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

___________(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

___________(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than 5,000,000.

___________(iv) A director or executive officer of the Company.

___________(v) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000. (California and Massachusetts residents: If the Subscriber is a California resident, its investment in EA and/or the Seller will not exceed 10% of its net worth (or joint net worth with his spouse). If the Subscriber is a Massachusetts resident, its investment in EA and/or the Seller will not exceed 25% of its joint net worth with his spouse (exclusive of principal residence and its furnishings).

__________(vi) A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (California and Massachusetts residents: please see Paragraph 2(u)(v) above)

___________(vii) A trust, with total assets greater than $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.)

__________(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

      (v) If the Subscriber is a corporation, trust, partnership or other entity, it was not formed for the specific purpose of acquiring the Notes;

      (w) Subscriber agrees and understands that he is not entitled to cancel, terminate or revoke this subscription or any agreement hereunder, except as set forth elsewhere herein;

      (x) Subscriber has relied solely upon his own knowledge and experience, or that of his personal advisors, in determining the economic and tax benefits, if any, of the investment with respect to his individual economic and tax situation and in determining the tax consequences to him of being an investor in EA or Seller;

      (y) Subscriber understands that the Notes are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Seller and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, covenants, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire such Notes;

      (z) Subscriber acknowledges that, if he is purchasing the Notes subscribed for hereby in a fiduciary capacity, the above representations, warranties, covenants, agreements, acknowledgments and understandings in this Paragraph 2 shall be deemed to have been made on behalf of the person or persons for whom he is so purchasing.

      (aa) THE SUBSCRIBER UNDERSTANDS THAT THE CONVERSION OF THE NOTE INTO EITHER SHARES OF COMMON STOCK OF TANON OR SELLER IS EXPRESSLY CONDITIONED UPON, AMONG OTHER THINGS, IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH CONVERSION, AND (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE. IN THE EVENT THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION OR SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON CONVERSION DOES NOT OCCUR, THE NOTE SHALL NOT BE CONVERTIBLE INTO SUCH SHARES.

3. Representations of Seller and Tanon. Seller and Tanon, jointly and severally, represent and warrant to Subscriber that:

      (a) EA is an issuer (other than an investment company registered or required to register under the U.S. Investment Company Act of 1940, as amended) that (i) has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or is required to file reports pursuant to Section 15(d); and (ii) has timely filed all material required to be filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act for at least the twelve (12) months immediately preceding the date hereof.

      (b) Subject to Paragraph 2(aa) hereof, Tanon and the Seller presently have, and as of the Closing will have, full legal right, power and capacity and all necessary consents, approvals and authorizations as may be required to execute and deliver this Agreement and to issue and sell the Notes and the underlying Shares to Subscriber pursuant hereto and thereto and in the manner contemplated hereby and thereby;

      (c) When delivered pursuant hereto, the Notes will be duly and validly authorized and issued, and free and clear of any and all liens, charges, restrictions (except as may be imposed by U.S. federal and state securities laws), claims and encumbrances;

      (d) Assuming compliance by the Holder with the terms of the conversion provisions of the Notes, the Shares of Common Stock when delivered pursuant to a conversion of the Notes will be duly and validly authorized and issued, and free and clear of any and all liens, charges, restrictions (except as may be imposed by U.S. federal and state securities laws), claims and encumbrances;

      (e) EA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey and Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California;

      (f) When executed and delivered by Seller and Tanon, this Agreement will be duly and validly executed and delivered by Seller and Tanon and will be Tanon's and Seller's legally binding obligation enforceable against each of them in accordance with its terms, except to the extent that: (i) such enforcement may be limited by bankruptcy, insolvency or similar laws now or hereafter in effect relating to creditors' rights and remedies generally; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

      (g) The execution and delivery of this Agreement and the consummation of the issuance of the Notes and the transactions contemplated hereby do not and will not conflict with or result in the breach by Seller or Tanon of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which Tanon or Seller is a party or by which Seller or Tanon or any of their properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over any of Tanon's or Seller's properties or assets;

      (h) There are no preemptive rights, rights of first refusal, repurchase rights or any other right of EA or Seller or any third party as to the Notes, except as described in the Notes;

4. Indemnification. The Subscriber acknowledges that he understands the meaning of the representations, warranties, covenants, agreements, acknowledgments and understandings made by him in this Subscription Agreement and hereby agrees to indemnify and hold harmless Seller and Tanon, and each shareholder, officer, director, employee or agent of any of the foregoing, from and against any and all losses, costs, expenses, damages, liabilities and interest (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the Subscriber or any inaccuracy or incompleteness, of any such representations, warranties, covenants, agreements, acknowledgments or understandings contained herein. All such representations, warranties, covenants, agreements, acknowledgments and understandings contained herein shall survive the delivery of this Subscription Agreement and the purchase by the undersigned of any Notes or underlying Shares.

5. Effective Date. This Agreement shall become effective upon the date signed by Tanon, Seller and the Subscriber.

6. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey without regard to the conflicts of laws rules thereof.

7. Presumption. In interpreting the terms of this Agreement, no presumption shall arise as a result of the role of any party in the drafting of this Agreement.

8. Counterparts and Facsimile. This Agreement may be executed on facsimile copies in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. No Assignment. The undersigned agrees not to transfer or assign this Subscription Agreement or any interest of the undersigned in the subscription in the Notes hereunder. Any attempted transfer or assignment shall be void and without force or effect.

10. Binding Agreement; Survival. This Subscription Agreement (a) shall be binding upon the undersigned and the heirs, executors, administrators, personal representatives and successors of the undersigned, (b) shall survive the purchase of the Notes and the underlying Shares, and (c) shall, if the undersigned consists of more than one person, be the joint and several obligation of all such persons. For purposes of this Subscription Agreement, the singular shall include the plural and the plural shall include the singular, and the masculine shall include the feminine and the neuter, as the context may require.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                          "Subscriber"

                                          [Insert Name]


                                          By:________________________________

                                          Tanon Manufacturing, Inc.


                                          By:________________________________

                                          "Seller"

                                          EA Industries, Inc.


                                          By:________________________________

                                   SCHEDULE 1
                                     TO THE
                             SUBSCRIPTION AGREEMENT

1. Principal Amount of Notes:          _________________ Dollars ($--------)

2. Total Purchase Price:               _________________ Dollars ($---------)

3. Name and Address of Subscriber:     ______________________________

                                       ______________________________

                                       ______________________________

4. Social Security Number or Employer
   Identification Number of Subscriber ______________________________

5. Number of certificates:             _______________________________

6. Denominations:                      __________________ Dollars ($-------)

7. Name appearing on Notes:            ____________________________

8. Delivery method for Notes:                Federal Express

   NEITHER THIS NOTE, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.

No.                                                            ___________, 1997

$ ________________

                               EA INDUSTRIES, INC.

                          10% SERIES A CONVERTIBLE NOTE
                              DUE JANUARY 22, 1999

   EA INDUSTRIES, INC. (the "Company"), a New Jersey corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of ______________, or its registered assigns, the principal amount of ____________________ ($_________) on January 22, 1999 ("Maturity Date"), with interest from the date hereof (computed on the basis of a 360-day year of twelve 30-day months) payable in arrears on January 15, 1998 and on the Maturity Date, on the unpaid principal balance at the rate of 10% per annum until such unpaid principal balance shall become due and payable (whether at maturity or by acceleration or otherwise). Overdue principal payments and (to the extent permitted by applicable law) any overdue interest shall accrue interest at eighteen percent (18%) per annum until paid, which interest shall be payable on demand. This Note is one of a number of 10% Series A Convertible Notes issued by the Company in a private placement of up to $6,000,000 aggregate principal amount of 10% Series A Convertible Notes (this Note and such other 10% Series A Convertible Notes are collectively referred to herein as the "10% Series A Convertible Notes"). The terms and conditions of all 10% Series A Convertible Notes shall be identical in all respects and all 10% Series A Convertible Notes shall rank pari passu.

   Payments of principal and interest on this Note shall be made in lawful money of the United States of America by delivery of a check to the address provided by the payee as shown on the Note Register. The Company may treat the person in whose name this Note is registered (the "Holder") on the Note Register kept by the Company as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Note is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at the office of the Company at 185 Monmouth Parkway, West Long Branch, New Jersey, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Note or his attorney duly authorized in writing.

   The Company shall have the right, exercisable on not less than 15 days written notice to the Holder, at any time after the date hereof, to prepay the unpaid principal balance under this Note in whole or in any part, without penalty or premium and with the interest due to the date of prepayment, provided, however, that the Company shall at the same time prepay an equal unpaid principal amount of all other outstanding 10% Series A Convertible Notes. Any notice of prepayment shall be delivered to the Holder at its registered address appearing on the records of the Company and shall state (1) that the Company is exercising its right to prepay all or a portion of the principal of this Note, (2) the principal amount to be repaid and (3) the date of prepayment. Upon the prepayment of less than the entire unpaid principal amount of this Note, a new Note containing the same date and provisions as this Note shall be issued by the Company to the Holder for the principal balance of this Note which shall not have been prepaid. In addition to, and not in limitation of, the foregoing, in the event of an equity or debt financing conducted by the Company after the date hereof, the Company shall, promptly following receipt thereof, apply fifty percent (50%) of the amount, if any, by which the aggregate net proceeds received by the Company from any such equity or debt financing exceeds twenty million dollars ($20 Million), to the repayment of outstanding principal and interest on all 10% Series A Convertible Notes, pari passu, to each holder's 10% Series A Convertible Note. This provision shall not apply to equity or debt financings to the extent that proceeds from such financings are utilized for acquisitions of other businesses.

      The Holder shall have the option to have interest payments made to it in fully paid and non-assessable shares of Common Stock of EA ("EA Shares") or fully-paid and non-assessable shares of Common Stock of the Tanon Manufacturing, Inc. ("Tanon Shares"). The terms EA Shares and Tanon Shares are sometimes collectively referred to herein as the "Shares." This option may be exercised on any one or more of the dates interest is payable under this Note by delivery of written notice to the Company at least fifteen (15) days before such payment date. If this option is elected, EA or the Company shall issue and dispatch to the Holder one or more Certificates for the aggregate number of whole Shares of Common Stock of EA or the Company determined by dividing the Conversion Price (determined pursuant to paragraph 2 as if the Holder was converting a portion of the principal of this Note) into the total amount of lawful money of the United States of America which the Holder would have received if the aggregate amount of interest on this Note which is being paid in EA Shares or Tanon Shares were being paid in such lawful money. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Holder may be issued a number of Shares which reflects a rounding up to the next whole number or may be paid in lawful money of the United States of America.

   NOTWITHSTANDING THE FOREGOING, PAYMENT OF INTEREST IN EITHER EA SHARES OR TANON SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT, (ii) IN THE CASE OF PAYMENT IN TANON SHARES, COMPLETION OF AN INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE COMPANY PRIOR TO SUCH PAYMENT, (iii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH PAYMENT, AND (iv) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE, (ii) IN THE CASE OF PAYMENT IN TANON SHARES, THE COMPANY HAS NOT COMPLETED AN INITIAL PUBLIC OFFERING OF ITS COMMON STOCK PRIOR TO AN INTEREST PAYMENT DATE, (iii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE DOES NOT OCCUR PRIOR TO SUCH DATE, OR (iv) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS IN ISSUING SUCH SHARES, SUCH INTEREST PAYMENT SHALL BE MADE IN U.S. DOLLARS.

1. Restrictions on Transfer of Securities. By accepting this Note, the Holder hereby acknowledges that, except as expressly set forth herein, neither this Note nor any Shares issuable in the event of conversion have been, or will be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and represents for himself and his legal representative that he is acquiring this Note and will acquire any Shares (hereinafter defined) issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth below, subject to the Company's agreement to register the Shares as set forth in Section 4 below. The Holder shall not transfer this Note or any Shares (or any interest therein) until (i) it shall have first given written notice to the Company describing the manner of any such proposed transfer, and (ii) either (a) the Company has received from Holder's counsel an opinion satisfactory to the Company and its counsel that such transfer may be made without compliance with the registration provisions of the Securities Act and that the proposed transfer may be made without violation of the Securities Act and any applicable state securities law, or (b) a registration statement filed by the Company covering the Note or Shares to be transferred is in effect under the Securities Act and there has been compliance with the applicable state securities laws.

2. Conversion of Note. This Note may be converted into shares of Common Stock of Tanon Manufacturing, Inc., a California corporation ("Tanon"), or the Company, as follows:

   (a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after January 1, 1998 and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into EA Shares, at a conversion price per EA Share equal to $3.50 ("EA Conversion Price").

      Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after closing of an initial public offering of the Common Stock of Tanon and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into Tanon Shares at a conversion price per Tanon Share equal to the quotient of (i) twenty five million dollars ($25 million), divided by (ii) the number of shares of Common Stock of Tanon that were issued and outstanding at the close of business on the day immediately prior to the effective date of the registration statement covering the shares of Common Stock of Tanon offered in such initial public offering, without giving effect to the number of shares of Common Stock of Tanon being offered in such initial public offering.

      The terms EA Share Price and Tanon Share Price are sometimes collectively referred to herein as the "Conversion Price." The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, upon delivery of the Note to the offices of the Company, together with the form of conversion notice attached thereto (the "Conversion Notice"), duly executed by the Holder thereof. The Conversion Notice shall state the principal amount thereof to be so converted, the Shares into which such amount is being converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein and in the Subscription Agreement of even date hereof to which the original Holder hereof is a party. Upon such conversion, Company shall pay, in cash, all accrued and unpaid interest through the conversion date on the Note or such part thereof delivered for conversion. No fractional Shares shall be issued or delivered upon conversion of the Note. In case the Note shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares issuable upon the conversion of such portion, execute and deliver to the Holder of the Note so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Note, dated the most recent date to which interest shall have been paid on the surrendered Note.

      NOTWITHSTANDING THE FOREGOING, THE CONVERSION OF THE NOTE INTO EITHER EA SHARES OR TANON SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH CONVERSION, (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH CONVERSION, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND

UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON CONVERSION DOES NOT OCCUR PRIOR THERETO, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS IN ISSUING SUCH SHARES, THIS NOTE SHALL NOT BE CONVERTIBLE INTO SUCH SHARES AS AFORESAID.

   (b) Adjustments.

      (i) Subdivision or Combination. Whenever the Company or Tanon shall subdivide or combine the outstanding shares of its Common Stock issuable upon conversion of this Note, including stock dividends and stock splits, the Conversion Price in effect with respect to such Shares being subdivided or combined immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

      (ii) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock of the Company or Tanon shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Note the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock of the Company or Tanon, as the case may be, issuable upon conversion of this Note immediately prior to such reclassification or change. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph (c). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.

      (iii) Notices of Record Date. In case

           (A) the Company or Tanon shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

           (B) the Company or Tanon shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

           (C) the Company or Tanon shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company or Tanon; or

           (D) there is to be a reclassification or change of the Common Stock of the Company or Tanon (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company or Tanon is a party and in connection with which approval of any class of stockholders of the Company or Tanon is required, or a sale or conveyance of the property of the Company or Tanon as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

      (iv) Notice of Adjustment of Conversion Price, etc. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company or Tanon shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Note, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of Shares issuable upon the conversion of this Note after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Note, as the case may be.

3. Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

   (a) if the Company shall default in the payment of principal of this Note when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise;

   (b) if the Company shall default in the payment of any interest on this Note and shall fail to cure such default within ten days after receipt of written notice thereof from the Holder to the Company;

   (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after receipt of written notice thereof from the Holder to the Company;

   (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company;

   (e) if within 90 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated; or

   (f) if Tanon shall be in default under the Revolving Credit and Security Agreement between I.B.J. Schroder Bank & Trust Company and Tanon Manufacturing, Inc. and such default shall not be cured within 30 days;

then, and in any such event, Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate of eighteen percent (18%) per annum on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

   In case of a default in the payment of any principal of or interest on the Note, (whether at maturity or by acceleration) the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

4. Registration Rights.

   (a) Piggyback registration. If the Company or Tanon proposes to file a registration statement under the Securities Act with respect to an offering by the Company or Tanon for its own account of its Common Stock (other than a registration statement on Form S-4, S-8 or S-14 or any form substituting therefor or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees) during the period commencing on the date hereof and ending on January 22, 1999, the Company or Tanon shall in each case give written notice of such proposed filing to the Holder and such notice shall offer the Holder the opportunity to register such number of Shares as the Holder has acquired or contemplates acquiring upon conversion and requests in writing within ten days after receipt of such notice. If such offering is an underwritten offering, the amount of Shares included by Holder may be reduced in the sole discretion of the managing underwriter. In connection with a piggy-back registration pursuant to this subsection 4(a), the Company or Tanon will bear all registration expenses, except sales commissions and the fees and expenses of counsel to the Holder which shall be borne by Holder. The Holder shall deliver such documents, and provide the Company or Tanon with such information, as is necessary or desirable to effectuate such registration.

   (b) Demand Rights. In addition, upon written notice at any time beginning on January 1, 1998 (with respect to EA Shares) or immediately after closing of an initial public offering of the Common Stock of Tanon (with respect to Tanon Shares) and in both cases ending on January 22, 1999, from holders of at least $500,000 in aggregate principal of the 10% Series Convertible Notes that he, she or it contemplates conversion and transfer of all or any of his, her or its Shares under such circumstances that a public offering, within the meaning of the Securities Act of such Securities will be involved, the Company or Tanon, depending on which entity will issue the underlying Shares, as promptly as possible after the receipt of such notice, shall file at its expense a post-effective amendment or a new registration statement under the Securities Act with respect to the offering and sale or other disposition of the subject Shares with respect to which it shall have received such notice. Within 10 days after receiving any such notice, the Company shall give notice to the other holders of 10% Series A Convertible Notes advising them that the Company or Tanon is proceeding with such registration and offering to include therein the underlying Shares of such holders. If audited interim financial statements are required to be prepared for use in connection with the registration statement, the holders of 10% Series A Convertible Notes will bear the expense. The holders of 10% Series A Convertible Notes will also bear the expense of fees of counsel for the holders and sales commissions on the underlying Shares of such holders. The Company or Tanon, depending on which entity will issue the underlying Shares, agrees to use its best efforts to cause the registration statement to become effective. In no event shall the Company or Tanon be required to file a registration statement pursuant to the requirements of this subsection (b) more than once.

   (c) In the event that the Company or Tanon shall take action to permit a public offering or sale or other distribution of the Shares pursuant to Subsection 4(a) or (b) above, the Company shall:

      (i) Supply to the Holder two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Securities Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder shall reasonably request.

      (ii) Cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder of such Shares to consummate such proposed sale or other disposition of the Shares in any such jurisdiction; provided, however, that in no event shall the Company or Tanon be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

      (iii) Indemnify and hold harmless Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (A) any untrue statement of a material fact contained in a registration statement furnished pursuant to of this Section 4, or any prospectus or offering circular included therein, or (B) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter, within the meaning of the Securities Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, Tanon, their respective directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company or Tanon within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling and claim) arising from (C) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to of this Section 4, or (D) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon untrue statements of a material fact or omission to state a material fact required to make such statements not misleading contained within information furnished in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to of this Section 4, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

      (iv) Keep effective for a period of not less than three (3) months nor more than (9) months after the initial effectiveness thereof all such registrations under the Securities Act.

   (d) The Company's obligation under Subsection (a) and (b) shall be conditioned upon a timely receipt by the Company in writing of:

           (i) Information as to the terms of such public offering furnished by or on behalf of Holder intending to make a public distribution of his Shares; and

           (ii) Such other information as the Company may reasonably require from Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

   Notwithstanding any provision contained in this Note to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

5. Miscellaneous

  (a) Notices. All notices required or permitted to be given under this Note shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:

       If to Holder:     At its address on the Note
                         Register of the Company

       If to Company     185 Monmouth Parkway
       or Tanon:         West Long Branch, NJ 07764-9989
                         Attn:  Stanley O. Jester

                         and a copy to:

                         Richard P. Jaffe, Esquire
                         Mesirov Gelman Jaffe Cramer & Jamieson
                         1735 Market Street
                         Philadelphia, PA 19103

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.

   (b) Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

   (c) Assignability. Subject to Section 1 hereof, this Note shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Holder and Holder's successors, assigns, legal representatives, heirs and guardians.

   (d) Governing Law. This Note shall be governed by the laws of the State of New Jersey without regard to the conflict of law provisions thereof.

   IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer this ____ day of _______, 1997.

                               EA INDUSTRIES, INC.


                               By:____________________________________

  The undersigned, intending to be legally bound, hereby acknowledges the foregoing Note and agrees to be bound by Sections 2 and 4 thereof.

                               TANON MANUFACTURING, INC.


                               By:______________________________________

                                CONVERSION NOTICE

TO:    TANON MANUFACTURING, INC.
       185 Monmouth Parkway
       West Long Branch, NJ 07764-9989

   The undersigned Holder of this Note hereby confirms that it irrevocably exercises his right to convert [all] [or $___________] of this Note into ___________ shares of Common Stock of [EA INDUSTRIES, INC.] [TANON MANUFACTURING, INC.] at the Conversion Price of $_________________ per share in accordance with the terms of this Note, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Note for the balance of the principal amount of this Note, if any.

  The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, except as set forth in this Note, and hereby represents and warrants to the Company that he is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Note and in the Subscription Agreement pursuant to which the Holder purchased this Note and to which the Holder is, or hereby agrees to become, a party.

Dated:_____________________ 19__


_________________________________   ___________________________________
Witness                                    Signature of Holder

                                    ______________________________
                                    (Print Name of Holder)

                                    Social Security Number or
                                    Taxpayer ID Number:__________

                                    _____________________________

                                    _____________________________

                                    _____________________________
                                           Address